DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and President of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Mary Jane Fortin
Mary Jane Fortin
Director and President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Vice President and Chief Financial Officer of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Mario Imbarrato
Mario Imbarrato
Director, Vice President and Chief Financial Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Katherine A. Mabe
Katherine A. Mabe
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Brian R. Bohaty
Brian R. Bohaty
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Senior Group Vice President of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Samuel H. Pilch
Samuel H. Pilch
Director and Senior Group Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Senior Vice President of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ P. John Rugel
P. John Rugel
Director and Senior Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Chief Executive Officer of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Steven E. Shebik
Steven E. Shebik
Director and Chief Executive Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Julie Parsons
Julie Parsons
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Chairman of the Board of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Thomas J. Wilson
Thomas J. Wilson
Director and Chairman of the Board

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Vice President, Secretary and General Counsel of Allstate Assurance Company constitutes and appoints Steven E. Shebik, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Angela K. Fontana
Angela K. Fontana
Director, Vice President, Secretary and General Counsel

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Executive Vice President, Chief Investment and Corporate Strategy Officer of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ John E. Dugenske
John E. Dugenske
Director, Executive Vice President, Chief Investment and Corporate Strategy Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director and Senior Vice President of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Brian P. Stricker
Brian P. Stricker
Director and Senior Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Senior Vice President and Controller of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Eric K. Ferren
Eric K. Ferren
Senior Vice President and Controller

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director, Executive Vice President and Treasurer of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Jesse E. Merten
Jesse E. Merten
Director, Executive Vice President and Treasurer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Mario Rizzo
Mario Rizzo
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

ALLSTATE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Director of Allstate Assurance Company constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement: File No. 333-214403 of the Allstate Assurance Company Variable Life Separate Account and Allstate Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 13, 2018

/s/ Glenn T. Shapiro
Glenn T. Shapiro
Director